UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 9, 2011

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-14003	76-0562134
(Commission File Number))	(IRS Employer Identification No.)

2105 CityWest Boulevard, Suite 500

Houston, Texas 77042

(Address of principal executive offices, including zip code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2011, Omega Protein Corporation, a Nevada corporation (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company acquired all of the outstanding equity of InCon Processing, L.L.C., a Delaware limited liability company (“InCon”). The acquisition closed on September 9, 2011 with InCon becoming a wholly owned subsidiary of the Company.

The equity of InCon was indirectly held by four individuals (the “Sellers”), three of whom will continue to be employed by InCon and will manage InCon’s business. At closing, the Company paid an aggregate cash purchase price for the equity of InCon of $8,667,000 and also paid $774,000 which was equal to InCon’s estimated working capital on the closing date. The working capital portion of the purchase price is subject to a post-closing adjustment to account for differences between estimated working capital and actual working capital of InCon as of the closing date. The Sellers are also entitled to earn additional amounts based on the annual earnings before interest, taxes, depreciation, and amortization (“EBITDA”) of InCon’s toll processing and specialty product business during calendar years 2012 through 2016. The annual earn-out payments are determined based on a percentage of InCon’s annual EBITDA, which percentage ranges from five percent (5%) of the first $3,000,000 of EBITDA to thirty percent (30%) of EBITDA in excess of $12,000,000.

The parties have made customary representations, warranties and covenants in the Purchase Agreement, including the agreement of the Sellers, for a period of five years after the closing date, to not engage in, own or render services to any business that is engaged in the refining or enhancement of fish oil or the manufacture or development of vaccum distillation systems or supporting technology such as reaction or filtration systems, or that otherwise competes with the business of InCon as of the closing date.

The representations and warranties that the parties have made to each other in the Purchase Agreement are as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties to the Purchase Agreement, the Purchase Agreement is not intended to be a source of factual, business or operational information about any of the parties thereto. The representations and warranties contained in the Purchase Agreement were made only for purposes of such Purchase Agreement, are solely for the benefit of the parties to such Purchase Agreement, and may be subject to limitations agreed between those parties, including being qualified by disclosures between those parties. The representations and warranties in the Purchase Agreement may have been made to allocate risks among the parties thereto, including where the parties do not have complete knowledge of all facts, instead of establishing matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and securityholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Purchase Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Purchase Agreement. The Purchase Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company or InCon.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS: The statements contained in this Current Report that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. The actual results of future events described in any of these forward-looking statements could differ materially from those stated in the forward-looking statements. Important factors that could cause actual results to be materially different from those forward-looking statements include, among others: (1) the business, operations, potential or prospects for InCon, the dietary supplement market or the human health and wellness segment generally; (2) the annual revenues of InCon for 2011 and future years being different than projected; (3) InCon’s growth potential and the extent to which it serves as a catalyst for sales of the Company’s products into the human health and wellness segment generally; (4) the impact of laws and regulations that may be enacted that may restrict the Company’s operations or the sale of the Company’s products; (5) the impact of worldwide supply and demand relationships on prices for the Company’s products; (6) the Company’s expectations regarding demand and pricing for InCon’s products proving to be incorrect; and (7) the impact of uncertain economic conditions, both in the United States and globally. These and other factors are described in further detail in Omega’s filings with the Securities and Exchange Commission, including its reports on Form 10-K, Form10-Q and Form 8-K.

Item 7.01   Regulation FD Disclosure.

On September 12, 2011, the Company issued a press release announcing its acquisition of InCon. A copy of the press release is furnished herewith as Exhibit 99.1.

The Company makes and may continue to make presentations to investors, potential investors, analysts and other groups and may utilize presentation material about the Company and its industry. The Company is filing herewith a copy of current presentation material as Exhibit 99.2.

The information furnished in this Current Report under the heading “Item 7.01 Regulation FD Disclosure” including Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

10.1	Equity Purchase Agreement, dated as of September 9, 2011, by and among Omega Protein Corporation, InCon Processing, LLC, InCon International, Inc. and the shareholders of InCon International, Inc.

99.1	Press Release of Omega Protein Corporation titled “Omega Protein Adds Concentration Capabilities with its Strategic Acquisition of InCon Processing, L.L.C.” dated September 12, 2011.

99.2	Omega Protein Corporation Investor Presentation (September 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2011

Omega Protein Corporation

By:	/s/ John D. Held
John D. Held

Executive Vice President, General Counsel and Secretary